                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          DENSE-PAC MICROSYSTEMS, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          DENSE-PAC MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 4, 1995

                                 ---------------

To The Shareholders:

         The Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. (the "Company") will be held at the Company's offices at 7321 Lincoln Way, Garden Grove, California, on August 4, 1995, at 10:00 a.m. for the following purposes:

         1. To elect four directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board of Directors' nominees are James G. Turner, Roger G. Claes, Trude C. Taylor and Bob Southwick; and

         2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business, June 20, 1995, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                             WILLIAM M. STOWELL
                                                  Secretary

June 28, 1995

                          DENSE-PAC MICROSYSTEMS, INC.
                                7321 Lincoln Way
                         Garden Grove, California 92641

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                               GENERAL INFORMATION

SOLICITATION, REVOCATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dense-Pac Microsystems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on August 4, 1995, at the Company's offices at 7321 Lincoln Way, Garden Grove, California, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to shareholders on or about June 28, 1995.

         The accompanying proxy, if properly executed and returned, will be voted as specified by the shareholder or, if no vote is indicated, the proxy will be voted FOR the Board's nominees for director. As to any other matter of business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A shareholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

         The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

         Only shareholders of record of the Company's no par value Common Stock as of the close of business on June 20, 1995 will be entitled to vote at the Meeting. On June 20, 1995, there were outstanding 14,631,031 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

         In the election of directors only, each shareholder has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he is entitled to vote, or to distribute his votes on the same principle among as many candidates as he sees fit. No shareholder is entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected directors. Broker non-votes and votes withheld have no legal effect.

         If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

                              ELECTION OF DIRECTORS

         The four directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the election of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

         The nominees for director are:

             Name                                       Age                       Principal Occupation
       ---------------                                  ---              --------------------------------------
       James G. Turner                                  56               Chairman of the Board, Chief Executive
                                                                         Officer

       Roger G. Claes                                   49               Managing Director, Euroventures
                                                                         Benelux, B.V.

       Trude C. Taylor                                  74               Consultant, TC Associates

       Bob Southwick                                    61               Electronics Consultant


         Mr. Turner was elected Chairman of the Board and Chief Executive Officer of the Company in April 1987. From 1981 to April 1987, Mr. Turner was President of Titan Severe Environment Systems Company, a manufacturer of computer memories and subsystems for the worldwide aerospace industry.

         Mr. Claes was elected a director of the Company in August 1989. Since 1987, Mr. Claes has been a partner and managing director of Euroventures Benelux Team B.V. which manages Euroventures Benelux I B.V. and Euroventures Benelux II B.V., European venture capital funds which are principal shareholders of the Company. Mr. Claes has also been a Managing Director of Euroventures Benelux I B.V. since 1988. From 1982 until 1986, Mr. Claes served as General Manager of GTE Precision Metals in Belgium.

         Mr. Taylor, a director of the Company since August 1989, is the principal of TC Associates, a management consulting firm. He has served as a Trustee of Harvey Mudd College, Claremont, California, and a director of Plantronics, Inc. since 1970. From 1984 to 1988, Mr. Taylor was Chairman of the Board of Zehntel, Inc., a manufacturer of automatic test equipment for subsystems and printed circuit assemblies, where he also served as Chief Executive Officer from 1984 to 1986.

         Mr. Southwick was elected a director of the Company in April 1990. For over 10 years, Mr. Southwick has been an independent consultant to the electronics industry, specializing in the areas of technology applications, market research, product development and manufacturing processes.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors held five meetings during the fiscal year ended February 28, 1995. The members of the Audit Committee and the Compensation Committee are Trude C. Taylor and Bob Southwick. The Audit Committee is responsible for periodically reviewing the financial condition, and the results of audit examinations, of the Company with its independent accountants. The Audit Committee met once during the last fiscal year. The responsibilities of the Compensation Committee include reviewing and recommending to the Board the compensation, bonuses and employee benefits of senior management. The Compensation Committee did not meet during the last fiscal year. The Company also has a Stock Option Committee which is responsible for administering the Company's stock option plans. The members of the Committee are Roger Claes and Trude C. Taylor. The Stock Option Committee met three times during the last fiscal year. The Company does not have a nominating committee.

DIRECTORS' COMPENSATION

         The Company pays its non-employee directors $1,000 for each Board meeting attended and $300 for each Committee meeting attended which is not held on the same day as a Board meeting, and reimburses out-of-pocket expenses for attending such meetings.

                               EXECUTIVE OFFICERS

         The Company's executive officers are as follows:

              Name                                  Age                           Position
          ------------------                        ---              --------------------------------------------
          James G. Turner                           56               Chairman of the Board and Chief Executive
                                                                     Officer

          Floyd K. Eide                             59               Chief Operating Officer


          William M. Stowell                        39               Vice President-Finance, Chief Financial
                                                                     Officer and Secretary

          Randall J. Greene                         34               Vice President-Quality, Reliability and
                                                                     Program Management

         For information regarding Mr. Turner's business experience, see "Election of Directors."

         Mr. Eide joined the Company in November 1987 as Vice President of Engineering and he was elected Chief Operating Officer in January 1989. From 1982 until November 1987, he was a section manager at Northrop Electronics. Mr. Eide holds an M.S. in semiconductor physics and has been involved for 20 years in research and development, engineering and operations within the semiconductor industry.

         Mr. Stowell joined the Company in July 1987. He served as Chief Financial Officer for Hughes Enterprises, an advertising and retail company, from April 1985 until July 1987 and as an audit manager at Price Waterhouse from September 1978 to April 1985.

         Mr. Greene joined the Company in September 1993 as manager of quality assurance. He was elected a Vice President in August 1994. From September 1990 through August 1993, Mr. Greene was principal ASIC engineer at Western Digital Corporation, a semiconductor and disk drive manufacturer.

         Officers serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides compensation information for fiscal years 1995, 1994 and 1993 with respect to each of the Company's executive officers whose total salary and bonus exceeded $100,000 in fiscal year 1995 (the "Named Officers").


                                                                       Long-term
                                           Annual Compensation        Compensation
                                           -------------------        ------------
                                                                       Securities
Name and                      Fiscal                                   Underlying           All Other
Principal Position             Year      Salary(1)       Bonus(2)      Options (#)        Compensation(3)
- - -------------------------      ----      ---------       --------      -----------        ---------------
James G. Turner,               1995       $137,519       $ 5,375        56,250 (4)           $3,100
Chief Executive Officer        1994        178,970        29,373       200,000                2,812
                               1993        141,429             0             0                  950



Floyd K. Eide,                 1995        113,504         4,479        56,250 (4)            2,051
Chief Operating Officer        1994        138,040        40,778       100,000                1,656
                               1993        120,459             0        36,000                    0

- - ---------------

(1) Under the Company's variable compensation plan, employees who have a base salary of $30,000 or greater receive reduced salary during each quarter that the Company's income before taxes represents less than 2% of beginning shareholders' equity. In each quarter in which income before taxes exceeds 2% of beginning shareholders' equity, the Company is required to pay additional salary up to a maximum of 100% of each employee's base salary. Includes amounts deferred under the Company's 401(k) Plan.

(2) The Management Bonus Plan provides for a bonus of up to 50% of base salary based on three performance criteria. The bonus is an amount equal to the sum of (i) 2% of base salary for every $1.5 million of fiscal year bookings that exceeded the prior fiscal year bookings (maximum 15% of base salary), (ii) 2% of base salary for every $1.2 million of fiscal year shipments that exceeded the prior fiscal year shipments (maximum 15% of base salary) and (iii) 2% of base salary for every $250,000 of fiscal year profits. The fiscal 1994 bonus amount for Mr. Eide includes a $16,300 discretionary bonus in an amount equal to the voluntary salary reduction which he agreed to in prior years in excess of that required under the variable compensation plan described in Note 1.

(3) In fiscal year 1995, represents $1,040 of premiums paid for health insurance for Mr. Turner and Company contributions to the 401(k) Plan for the accounts of Messrs. Turner and Eide of $2,060 and $2,051, respectively.

(4) These options were granted in connection with the cancellation of 75,000 options granted in fiscal year 1994. See "Report of the Stock Option Committee on Option Replacement Program."

FISCAL YEAR 1995 OPTION GRANTS

         Shown below is information regarding stock options granted to the Named Officers during fiscal year 1995.


                               Number of
                               Securities            % of Total
                               Underlying       Options Granted to       Exercise
                                Options            Employees in          Price Per       Expiration
     Name                      Granted (1)         Fiscal Year           Share (2)          Date
- - ----------------               -----------     --------------------      ----------      ----------
 James G. Turner                 56,250                20%                 $1.59           8-1-04

 Floyd K. Eide                   56,250                20%                  1.59           8-1-04

- - ---------------
(1) The options vest in 25% installments beginning one year after the grant date and are subject to earlier termination in the event of termination of employment, death and certain corporate events. Under the terms of the 1985 Stock Option Plan, the Stock Option Committee may, subject to Plan limits, modify the terms of outstanding options, including the exercise price and vesting schedule. These options were granted in connection with the cancellation of 75,000 options granted to each Named Officer in the prior fiscal year. See "Report of the Stock Option Committee on Option Replacement Program."

(2) Fair market value of the Common Stock on the grant date.

FISCAL YEAR-END OPTION VALUES

         Shown below is information regarding values of unexercised stock options held by the Named Officers at February 28, 1995. The Named Officers did not exercise any stock options in fiscal year 1995.


                              Number of Securities Underlying
                                Unexercised Options Held at           Value of Unexercised In-the-Money
      Name                            Fiscal Year-End                   Options at Fiscal Year-End (1)
- - ----------------              -------------------------------         ---------------------------------
                               Exercisable      Unexercisable          Exercisable        Unexercisable
                               -----------      -------------          -----------        -------------
 James G. Turner                  31,250           150,000              $   0             $  24,750


 Floyd K. Eide                   132,250           129,000               203,889            102,376

- - ---------------
(1) For stock options with exercise prices which are less than $2.03 per share, represents the difference between the market value on February 28, 1995 ($2.03) and the exercise price.

REPORT OF THE STOCK OPTION COMMITTEE ON OPTION REPLACEMENT PROGRAM

    On August 2, 1994, the Stock Option Committee approved a stock option replacement program whereby employees (including executive officers) holding Company stock options with exercise prices of $3.03 per share were offered the opportunity to receive a lesser number of new stock options with an exercise price of $1.59 per share (the "new options") in exchange for the cancellation of the higher-priced options (the "cancelled options"). The cancelled options had been granted in August 1993. This program was instituted because the Stock Option Committee determined that the decline in the market price of the Company's Common Stock had eroded the incentive value of the cancelled options.

    The Committee believed that granting options at the current market price would bolster employee morale and provide additional incentives to employees. However, instead of simply granting additional lower-priced stock options (which would have been possible due the number of options available for grant under the 1985 Stock Option Plan), the Stock Option Committee decided to condition the grant of the new options on the cancellation of outstanding higher-priced options. The Committee also decided that in light of the lower exercise price, it would be appropriate to reduce the number of new options granted in exchange for the cancelled options. Thus, the Committee approved the grant of a number of new options equal to 75% of the number of cancelled options.

    A total of seven persons (including three executive officers) agreed to accept the new options, resulting in the grant of a total of 198,750 new options (including 168,750 new options granted to executive officers) and the cancellation of 265,000 stock options (including 225,000 options held by executive officers). The number of cancelled options represented about 25% of the then outstanding options. The new options have a term of ten years and commence a new vesting schedule at the same rate as the vesting schedule of the cancelled options, that is, 25% per year beginning one year after the grant date.

            The Stock Option Committee: Roger Claes, Trude C. Taylor

                              CERTAIN TRANSACTIONS

    On October 12, 1994, the Company entered into a Loan Agreement with Euroventures Benelux II B.V., a Netherlands corporation ("Euroventures"), and Trude C. Taylor, a director of the Company. Under the Loan Agreement, the Company borrowed $1,800,000 from Euroventures and $200,000 from Mr. Taylor. The loan is due in five years and provides for quarterly interest payments at the rate of 8% per annum. The loan is secured by all of the Company's assets. As additional consideration for the loan, the lenders received five year warrants to purchase an aggregate of 1,000,000 shares of Common Stock (900,000 warrants were issued to Euroventures and 100,000 warrants were issued to Mr. Taylor) at an exercise price of $2.00 per share. If at any time the Company sells any Common Stock, other than pursuant to employee benefit plans or previously outstanding warrants, at a price less than $2.00 per share, the warrant exercise price will be reduced to equal such lower price. If at any time during the term of the warrants the market price of the Company's Common Stock equals or exceeds $4.50 per share for 20 consecutive trading days, the Company has the right, on 30 days written notice, to redeem the warrants at a price of $.01 per warrant. The Company agreed to file a Registration Statement to permit the resale of the shares obtained upon exercise of the warrants and to keep such Registration Statement effective for a period of five years. The Company also paid the lenders' legal fees incurred in connection with the loan transaction in the amount of $8,328.

    Euroventures is a major shareholder of the Company. See "Ownership of Common Stock." Roger Claes, a director of the Company, is a partner and managing director of Euroventures Benelux Team B.V., which manages Euroventures.

                            OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information as of June 20, 1995, with respect to ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each Named Officer and director of the Company and (iii) all executive officers and directors of the Company as a group.


                                                                   Shares Beneficially          Percentage
                Name*                                                    Owned                  Ownership
- - -----------------------------------------                          -------------------          ----------
 Euroventures Benelux Team B.V.                                        6,440,980 (1)               41.5%
 Joh. Vermeerplein 9(I), 1071 DV Amsterdam
 The Netherlands

 Euroventures Benelux II B.V.                                          3,290,375 (2)               21.2%
 Joh. Vermeerplein 9(I), 1071 DV Amsterdam
 The Netherlands

 Euroventures Benelux I B.V.                                           3,150,605                   21.5%
 Joh. Vermeerplein 9(I), 1071 DV Amsterdam
 The Netherlands

 BeneVenture Founders                                                  1,874,577                   12.8%
   Risicokapitaalfonds II N.V.
 Regentlaan 54 Bus 2
 1000 Brussels, Belgium

 James G. Turner                                                         398,563 (3)                2.7%

 Roger Claes                                                                   0 (4)                 --

 Trude C. Taylor                                                         353,167 (5)                2.4%

 Bob Southwick                                                            12,500 (6)                  **

 Floyd Eide                                                              192,188 (7)                1.3%

 All executive officers and                                            1,158,481 (8)                7.6%
 directors as a group (7 persons)

- - ---------------

*  Includes addresses of 5% or more shareholders.
** Less than 1%.

(1) Includes the shares owned by Euroventures Benelux I B.V. and Euroventures Benelux II B.V., which are widely held venture capital funds. Euroventures Benelux Team B.V. is the investment manager of both such funds and has voting and dispositive power over their shares of the Company's Common Stock. See Notes (2) and (4).

(2) Includes 900,000 shares subject to currently exercisable warrants. See Notes
    (1) and (4).

(3) Includes 76,563 shares subject to options which are exercisable within 60 days.

(4) Mr. Claes is managing director of Euroventures Benelux I B.V. and a partner and managing director of Euroventures Benelux Team B.V. See Note (1).

(5) Includes 127,500 shares subject to options and warrants which are exercisable within 60 days.

(6) Represents 12,500 shares subject to options which are exercisable within 60 days.

(7) Represents 192,188 shares subject to options which are exercisable within 60 days.

(8) See Notes (3) through (7) above. Also includes 46,000 shares owned and 156,063 shares subject to options which are exercisable within 60 days held by officers not named in the foregoing table.

SECTION 16 REPORTS

    In fiscal year 1995, BeneVenture Founders Risicokapitaalfonds II N.V. did not timely file a Form 4 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, to report one transaction in the Company's Common Stock. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and 10% shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                             AUDITORS OF THE COMPANY

    The Company's independent certified public accountants for the fiscal year ended February 28, 1995 were Deloitte & Touche, which firm the Company intends to appoint for the current fiscal year. A representative of Deloitte & Touche is expected to be present at the Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

    Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 1996 Annual Meeting must submit such proposal so that it is received by the Company no later than February 28, 1996.

                             DISCRETIONARY AUTHORITY

    While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be presented.

                                              WILLIAM M. STOWELL
                                                  Secretary

June 28, 1995

                          DENSE-PAC MICROSYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 4, 1995

    KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints JAMES G. TURNER and WILLIAM M. STOWELL, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of Common Stock of Dense-Pac Microsystems, Inc. held of record by the undersigned on June 20, 1995 at the Annual Meeting of Shareholders to be held on August 4, 1995, or any adjournment thereof, as designated below:

(1) ELECTION OF DIRECTORS:           / / FOR all nominees listed below            / / WITHHOLD AUTHORITY
                                         (except as indicated to the contrary         to vote for all nominees listed
                                         below)                                       below

          Roger Claes, Bob Southwick, Trude C. Taylor, James G. Turner

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

- - --------------------------------------------------------------------------------

   (2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                 (Continued and to be signed on the other side)





                         (Continued from reverse side)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DENSE-PAC MICROSYSTEMS, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF DIRECTORS.

    YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

    IMPORTANT: Please sign exactly as your name or names appear on the share certificates, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.
                                                       Date:              , 1995
                                                             -------------
                                                       Signature:
                                                                  --------------

                                                       -------------------------